Beyond Commerce, Inc. to raise $10 million via Private Placement Financing

Retains Boustead Securities as its Exclusive Placement Agent

Las Vegas, NV. and Irvine, CA (October 4, 2017) – Beyond Commerce, Inc. (OTCMKT: BYOC), (the “Company”), a global provider of B2B internet marketing analytics, technologies, and services, is pleased to announce that it has retained Boustead Securities, LLC ("Boustead") as its placement agent for a $10 million private placement of the Company’s securities conducted pursuant to Regulation D 506(c) of the Securities Act of 1933. The Company will use the additional financing to continue expanding its global reach, accelerate product growth and innovation, and invest in additional sales and marketing resources.

Beyond Commerce Chairman and CEO George Pursglove commented, "This financing when completed will further strengthen our balance sheet and should benefit Beyond Commerce in the capital markets and help us enhance shareholder value."

Boustead Securities' Keith Moore, Founder and CEO, described the engagement with Beyond Commerce as "an outstanding opportunity to work with Beyond Commerce in their quest to build a leadership position in the B2B internet marketing analytics, technologies and services space. We are looking forward to helping the Company increase its visibility with potential investors and with the ultimate goal of expanding its shareholder base.”

Beyond Commerce, Inc.

Las Vegas, Nevada-based Beyond Commerce, Inc. is focused on the acquisition of “big data” companies in the B2B internet marketing analytics, technologies and services space. The Company’s objective is to develop, acquire, and deploy disruptive strategic software technology and market-changing business models through acquisitions or organic growth. Beyond Commerce plans to offer a cohesive global digital product and services platform to provide clients with a single point of contact for their marketing and sales initiatives. The all-inclusive platform will result in substantial organic growth potential generated through cross-selling opportunities and future expansion possibilities for Beyond Commerce and its investors.

Beyond Commerce Contact:

George Pursglove, CEO and Director

(954) 803-5191

george.pursglove@beyondcommerceinc.com

www.beyondcommerce.com

About Boustead Securities, LLC

Boustead Securities, LLC is an investment banking firm that advises clients on IPOs, mergers and acquisitions, capital raises and restructuring assignments in a wide array of industries, geographies and transactions. Our core value proposition is our ability to create opportunity through innovative solutions and tenacious execution. With experienced professionals in the United States and around the world, Boustead's team moves quickly and provides a broad spectrum of sophisticated financial advice and services.

Boustead Securities Contact:

Keith Moore, Founder and CEO

(949) 295-1580

keith@boustead1828.com

www.boustead1828.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are subject to the “safe harbor” created by those sections for such statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “except,” “goal,” “Intend,” “look forward to,” “may,” “plan,” “Potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are based on management’s beliefs and assumptions and on information available to management only as of the date of this press release. Beyond Commerce actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, without limitation, risk associated with Beyond Commerce product commercialization, intellectual property, and the risks, uncertainties and other factors. You should not place undue reliance on these forward-looking statements, and the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.